                                                                   EXHIBIT 99.11

                Certification Pursuant to 18 U.S.C. Section 1350


In connection with the amended Annual Report of Sturm, Ruger & Company, Inc. (the "Company") on Form 10-K/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas A. Dineen, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

Date:    July 14, 2003                  S/THOMAS A. DINEEN
                                        ---------------------------------------
                                        Thomas A. Dineen
                                        Treasurer and Chief Financial Officer
                                        (Principal Financial Officer)







                                      12